UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2007

WIND ENERGY AMERICA INC.

(formerly Dotronix, Inc.)

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-9996	41-1387074
(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane, Suite 100

Eden Prairie, MN 55344

(Address of Principal Executive Offices)(Zip Code)

(952) 746-1313

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Form 8-KA amends the Form 8-K of the registrant filed May 14, 2007, and replaces in full such initial filing.

Item 4.01.     Changes in Registrant’s Certifying Accountant

On May 12, 2007 the registrant’s Board of Directors approved and resolved the following transactions:

1.	Registrant engaged Child, Van Wagoner & Bradshaw, PLLC as its new principal accountant to audit registrant’s future financial statements.

2.	Registrant concurrently dismissed its former principal accountant, Lurie Besikof Lapidus & Company.

During the registrant’s two most recent fiscal years and any subsequent interim period through May 12, 2007:

i)

The registrant’s former principal accountant’s reports on its financial statements contained no adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

ii)

There were no disagreements between registrant and its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wind Energy America Inc.

June 1, 2007	By	/s/ Robert O. Knutson
Robert O. Knutson Chief Executive Officer